Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

March 31, 2020 (Unaudited)

	Principal Amount	Value (a)
Senior Loans 28.6% (b)(c)(d)
Automotive 0.6%
Navistar, Inc., Tranche 1st Lien Term Loan B, 1M LIBOR + 3.50%, 4.28%, 11/06/2024	$2,000,000	$1,720,000

Banking, Finance, Insurance & Real Estate 3.1%
Asurion, LLC, 2nd Lien Term Loan B-2, 1M LIBOR + 6.50%, 7.49%, 08/04/2025	3,799,695	3,462,473
Financiere Holding CEP, EUR 1st Lien Term Loan B, (France), 3M EURIBOR + 4.00%, 4.00%, 01/16/2025	€3,000,000	2,805,904
GBT US, LLC, 1st Lien Delayed Draw Term Loan, L + 4.00%, 02/27/2027 (e)(f)	$1,196,357	1,016,903
GBT US, LLC, 1st Lien Term Loan, L + 4.00%, 02/27/2027 (e)(f)	1,428,659	1,214,360
		8,499,640
Beverage, Food & Tobacco 0.0%
IRB Holding Corp., 1st Lien Replacement Term Loan B, 1M LIBOR + 2.75%, 3.75%, 02/05/2025	810	807

Chemicals, Plastics & Rubber 0.9%
DCG Acquisition Corp., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.50%, 5.88%, 09/30/2026 (f)	297,428	264,711
DCG Acquisition Corp., Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 5.36%, 09/30/2026 (f)	1,837,005	1,634,934
Perstorp Holding AB, Facility 1st Lien Term Loan B, (Sweden), 6M LIBOR + 4.75%, 5.82%, 02/27/2026	875,290	685,641
		2,585,286
Construction & Building 0.5%
SRS Distribution, Inc., 1st Lien 1st Amendment Incremental Term Loan, 3M LIBOR + 4.50%, 5.57%, 05/23/2025	997,500	852,862
The Hillman Group, Inc., Initial 1st Lien Term Loan, 6M LIBOR + 4.00%, 5.07%, 05/30/2025	577,397	448,205
		1,301,067
Consumer goods: Durable 1.1%
AI Aqua Merger Sub, Inc., 1st Lien 5th Amendment Incremental Term Loan, 3M LIBOR + 4.25%, 6.16%, 12/13/2023 (f)	1,995,000	1,735,650
Froneri Lux FinCo SARL, EUR Facility 2nd Lien Term Loan, (Luxembourg), 6M EURIBOR + 5.75%, 5.75%, 01/31/2028	€1,000,000	987,079
Froneri U.S., Inc., Facility 2nd Lien Term Loan, 6M LIBOR + 5.75%, 6.74%, 01/31/2028 (f)	$475,000	427,500
		3,150,229
Energy: Oil & Gas 0.4%
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 1M LIBOR + 4.00%, 5.00%, 09/27/2024	1,949,333	1,072,133

Healthcare & Pharmaceuticals 5.4%
Albany Molecular Research, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.00%, 08/30/2025	1,000,000	700,000
Cambrex Corp., Initial 1st Lien Term Loan, 1M LIBOR + 5.00%, 6.00%, 12/04/2026 (f)	3,990,000	3,331,650
CPI Holdco, LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.70%, 11/04/2026 (f)	1,169,261	1,005,565
Grifols Worldwide Operations USA, Inc., Tranche 1st Lien Term Loan B, L + 2.00%, 11/15/2027 (e)	714,102	673,041
Hanger, Inc., 1st Lien Term Loan, 1M LIBOR + 3.50%, 4.49%, 03/06/2025 (f)	1,807,652	1,681,117
Radnet Management, Inc., 1st Lien Term Loan B-1, 3M LIBOR + 3.50%, 5.35% 06/30/2023	1,942,417	1,675,334
RegionalCare Hospital Partners Holdings, Inc., 1st Lien Term Loan B, L + 3.75%, 11/16/2025 (e)	1,410,808	1,302,359
Sotera Health Holdings, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 12/11/2026	4,000,000	3,463,760
Team Health Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 3.75%, 02/06/2024	1,541,487	963,429
		14,796,255
High Tech Industries 5.8%
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.00%, 8.45%, 09/19/2025	2,500,000	2,253,575
Ellie Mae, Inc., 1st Lien Term Loan, 3M LIBOR + 3.75%, 5.20%, 04/17/2026	1,737,088	1,513,438
eResearch Technology, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 5.95%, 02/04/2027 (f)	3,084,839	2,683,810
GlobalFoundries, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 6.25%, 06/05/2026 (f)	1,557,936	1,324,245
Huskies Parent, Inc., 1st Lien Closing Date Term Loan, 3M LIBOR + 4.00%, 5.78%, 07/31/2026 (f)	2,039,932	1,774,741
Hyland Software, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 7.99%, 07/07/2025	1,750,000	1,548,750
Informatica, LLC, 1st Lien Term Loan, 1M LIBOR + 3.25%, 4.24%, 02/25/2027	988,764	851,988
Informatica, LLC, Initial 2nd Lien Term Loan, 1.69%, 02/25/2025 (f)	1,290,878	1,135,973
MH Sub I, LLC, Initial 1st Lien Term Loan, 6M LIBOR + 3.75%, 4.82%, 09/13/2024	2,474,619	2,081,155
MH Sub I, LLC, Initial 2nd Lien Term Loan, L + 7.50%, 09/15/2025 (e)	250,000	207,500
Sophia, LP, 1st Lien Term Loan B, L + 3.25%, 09/30/2022 (e)	682,500	646,669
		16,021,844

	Principal Amount	Value (a)
Senior Loans (b)(c)(d) (continued)
Hotel, Gaming & Leisure 0.7%
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 6M LIBOR + 7.00%, 8.07%, 09/06/2024	$1,850,000	$1,267,250
Golden Nugget, Inc., Initial 1st Lien Term Loan B, L + 2.50%, 10/04/2023 (e)	1,026,140	795,258
		2,062,508
Media: Broadcasting & Subscription 0.5%
Intelsat Jackson Holdings S.A., 1st Lien Term Loan B4, (Luxembourg), 6M LIBOR + 4.50%, 6.43%, 01/02/2024	703,125	642,656
Virgin Media Bristol, LLC, Facility 1st Lien Term Loan, L + 2.50%, 01/31/2028 (e)	848,543	801,873
		1,444,529
Retail 0.9%
Bass Pro Group, LLC, 1st Lien Term Loan B, L + 5.00%, 09/25/2024 (e)	1,229,592	1,026,709
BJ’s Wholesale Club, Inc., Tranche 1st Lien Term Loan B, L + 2.25%, 02/03/2024 (e)	750,000	716,250
PetSmart, Inc., Tranche 1st Lien Term Loan B-2, 6M LIBOR + 4.00%, 5.00%, 03/11/2022	845,875	808,978
		2,551,937
Services: Business 3.9%
AVSC Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.25%, 4.95%, 03/03/2025	1,477,292	923,308
AVSC Holding Corp., Initial 2nd Lien Term Loan, 3M LIBOR + 7.25%, 9.01%, 09/01/2025 (f)	1,250,000	750,000
Casmar Holdings, Ltd., Initial 1st Lien Term Loan, (Australia), 3M LIBOR + 4.50%, 6.27%, 12/20/2023	3,360,241	2,520,181
Dun & Bradstreet Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.00%, 4.96%, 02/06/2026	2,500,000	2,240,625
Kronos, Inc., Initial 2nd Lien Term Loan, 3M LIBOR + 8.25%, 10.01%, 11/01/2024	1,525,000	1,396,900
Lineage Logistics, LLC, 1st Lien Term Loan, L + 3.00%, 02/27/2025 (e)	890,549	843,795
Packers Holdings, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 4.25%, 12/04/2024	2,392,194	2,003,463
		10,678,272
Services: Consumer 3.5%
Diebold Nixdorf Inc., 1st Lien Term Loan A-1, L + 9.25%, 08/31/2022 (e)	4,179,257	3,693,418
Global Education Management Systems Establishment, Facility 1st Lien Term Loan B, (Cayman Islands), L + 5.00%, 07/31/2026 (e)(f)	2,869,512	2,525,170
St. George’s University Scholastic Services, LLC, 1st Lien Term Loan B, 1M LIBOR + 3.25%, 4.24%, 07/17/2025 (f)	3,566,883	3,406,373
		9,624,961
Telecommunications 1.3%
Altice Financing SA, 1st Lien Term Loan, (Luxembourg), L + 2.75%, 01/31/2026 (e)	2,000,000	1,815,000
Zayo Group Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.00%, 3.99%, 03/09/2027	1,794,118	1,686,471
		3,501,471
Total Senior Loans (Cost: $90,522,046)		79,010,939

Corporate Bonds 59.0%
Aerospace & Defense 2.3%
BAE Systems Holdings, Inc., 144A, 2.85%, 12/15/2020 (c)	1,250,000	1,246,247
Bombardier, Inc., 144A, (Canada), 8.75%, 12/01/2021 (c)	2,000,000	1,662,500
Leidos, Inc., 7.13%, 07/01/2032	2,500,000	2,700,000
The Boeing Co., 1.88%, 06/15/2023	37,000	33,997
The Boeing Co., 2.35%, 10/30/2021	57,000	54,013
The Boeing Co., 2.70%, 05/01/2022	326,000	308,533
The Boeing Co., 2.70%, 02/01/2027	72,000	66,021
The Boeing Co., 3.10%, 05/01/2026	204,000	187,668
		6,258,979
Automotive 1.6%
Goodyear Tire and Rubber Co., 8.75%, 08/15/2020	2,522,000	2,490,475
Navistar International Corp., 144A, 6.63%, 11/01/2025 (c)	105,000	87,413
Panther BF Aggregator 2, LP, 144A, (Cayman Islands), 8.50%, 05/15/2027 (c)	2,000,000	1,715,960
		4,293,848

	Principal Amount	Value (a)
Corporate Bonds (continued)
Banking, Finance, Insurance & Real Estate 2.4%
Acrisure, LLC, 144A, 8.13%, 02/15/2024 (c)	$750,000	$736,875
Acrisure, LLC, 144A, 10.13%, 08/01/2026 (c)	1,023,000	951,390
Ford Motor Credit Co., LLC, 3.10%, 05/04/2023	80,000	73,200
Ford Motor Credit Co., LLC, 3.81%, 01/09/2024	64,000	57,920
Ford Motor Credit Co., LLC, 4.06%, 11/01/2024	77,000	69,877
Refinitiv U.S. Holdings, Inc., 144A, 8.25%, 11/15/2026 (c)	4,500,000	4,747,500
		6,636,762
Beverage, Food & Tobacco 0.3%
Chobani, LLC / Chobani Finance Corp., Inc., 144A, 7.50%, 04/15/2025 (c)	1,000,000	910,000

Capital Equipment 3.1%
Avantor, Inc., 144A, 9.00%, 10/01/2025 (c)	4,500,000	4,737,150
Welbilt, Inc., 9.50%, 02/15/2024	4,398,000	3,738,300
		8,475,450
Chemicals, Plastics & Rubber 4.3%
Aruba Investments, Inc., 144A, 8.75%, 02/15/2023 (c)	2,500,000	2,425,000
Blue Cube Spinco, Inc., 9.75%, 10/15/2023	6,000,000	6,232,500
Trident TPI Holdings, Inc., 144A, 9.25%, 08/01/2024 (c)	4,000,000	3,320,000
		11,977,500
Construction & Building 0.8%
SRS Distribution, Inc., 144A, 8.25%, 07/01/2026 (c)	2,000,000	1,800,000
Tutor Perini Corp., 144A, 6.88%, 05/01/2025 (c)	352,000	292,160
		2,092,160
Consumer goods: Non-Durable 0.5%
Sotheby’s, 144A, 7.38%, 10/15/2027 (c)	1,667,000	1,327,349

Containers, Packaging & Glass 2.1%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350,000	4,458,750
Owens-Brockway Glass Container, Inc., 144A, 6.38%, 08/15/2025 (c)	1,500,000	1,425,000
		5,883,750
Energy: Oil & Gas 4.3%
Cheniere Energy Partners, LP, 5.63%, 10/01/2026	2,500,000	2,300,000
Exterran Energy Solutions, LP, 8.13%, 05/01/2025	2,506,000	1,653,960
Hess Midstream Partners, LP, 144A, 5.13%, 06/15/2028 (c)	500,000	351,400
Hilcorp Energy I, LP / Hilcorp Finance Co., 144A, 6.25%, 11/01/2028 (c)	2,000,000	880,000
Laredo Petroleum, Inc., 9.50%, 01/15/2025	2,500,000	1,000,000
Laredo Petroleum, Inc., 10.13%, 01/15/2028	1,250,000	475,000
Sabine Pass Liquefaction, LLC, 5.88%, 06/30/2026	120,000	108,576
Valaris PLC, (Great Britain), 4.88%, 06/01/2022	2,000,000	435,000
Vine Oil and Gas, LP, 144A, 9.75%, 04/15/2023 (c)	1,824,000	430,920
Williams Cos., Inc., 8.75%, 03/15/2032	4,000,000	4,346,336
		11,981,192
Environmental Industries 0.9%
GFL Environmental, Inc., 144A, (Canada), 8.50%, 05/01/2027 (c)	2,374,000	2,385,158

Healthcare & Pharmaceuticals 5.3%
Bausch Health Cos., Inc., 144A, (Canada), 7.00%, 03/15/2024 (c)	1,500,000	1,528,110
Becton, Dickinson & Co., 4.69%, 12/15/2044	1,250,000	1,313,501
Envision Healthcare Corp., 144A, 8.75%, 10/15/2026 (c)	2,501,000	612,745
HCA, Inc., 7.69%, 06/15/2025	3,500,000	3,605,000
Immucor, Inc., 144A, 11.13%, 02/15/2022 (c)	4,261,000	3,834,900

	Principal Amount	Value (a)
Corporate Bonds (continued)
Healthcare & Pharmaceuticals (continued)
Radiology Partners, Inc., 144A, 9.25%, 02/01/2028 (c)	$2,500,000	$2,164,373
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 144A, 9.75%, 12/01/2026 (c)	1,633,000	1,546,696
		14,605,325
High Tech Industries 3.6%
Dell International, LLC, 144A, 6.02%, 06/15/2026 (c)(f)	2,350,000	2,454,575
Genesys Telecommunications Laboratories, Inc., 144A, 10.00%, 11/30/2024 (c)	4,000,000	4,091,160
Infor U.S., Inc., 6.50%, 05/15/2022	3,500,000	3,438,750
		9,984,485
Hotel, Gaming & Leisure 2.9%
Golden Nugget, Inc., 144A, 8.75%, 10/01/2025 (c)	2,500,000	1,275,000
International Game Technology PLC, 144A, (Great Britain), 6.25%, 02/15/2022 (c)	2,000,000	1,839,020
Life Time Fitness, Inc., 144A, 8.50%, 06/15/2023 (c)	1,372,000	1,125,040
Scientific Games International, Inc., 6.63%, 05/15/2021	2,750,000	2,193,400
Scientific Games International, Inc., 144A, 7.00%, 05/15/2028 (c)	600,000	369,000
Scientific Games International, Inc., 144A, 7.25%, 11/15/2029 (c)	600,000	375,000
Scientific Games International, Inc., 144A, 8.25%, 03/15/2026 (c)	1,250,000	800,137
		7,976,597
Media: Advertising, Printing & Publishing 0.6%
Terrier Media Buyer, Inc., 144A, 8.88%, 12/15/2027 (c)	2,000,000	1,690,000

Media: Broadcasting & Subscription 10.2%
Belo Corp., 7.25%, 09/15/2027	6,750,000	7,087,500
CSC Holdings, LLC, 144A, 6.63%, 10/15/2025 (c)	1,000,000	1,051,310
CSC Holdings, LLC, 144A, 7.50%, 04/01/2028 (c)	1,750,000	1,864,485
CSC Holdings, LLC, 144A, 7.75%, 07/15/2025 (c)	550,000	572,000
CSC Holdings, LLC, 144A, 10.88%, 10/15/2025 (c)	3,010,000	3,254,562
Cumulus Media New Holdings, Inc., 144A, 6.75%, 07/01/2026 (c)	1,316,000	1,177,820
Diamond Sports Group, LLC, 144A, 6.63%, 08/15/2027 (c)	2,973,000	1,988,194
Gray Television, Inc., 144A, 7.00%, 05/15/2027 (c)	2,000,000	1,990,000
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	4,001,000	4,081,020
Intelsat Jackson Holdings S.A., 144A, (Luxembourg), 8.00%, 02/15/2024 (c)	1,500,000	1,449,360
Quebecor Media, Inc., (Canada), 5.75%, 01/15/2023	2,000,000	2,029,780
Townsquare Media, Inc., 144A, 6.50%, 04/01/2023 (c)	1,655,000	1,588,800
		28,134,831
Metals & Mining 0.4%
First Quantum Minerals, Ltd., 144A, (Canada), 7.25%, 04/01/2023 (c)	1,250,000	1,052,344

Retail 1.1%
PetSmart, Inc., 144A, 7.13%, 03/15/2023 (c)	1,750,000	1,629,687
PetSmart, Inc., 144A, 8.88%, 06/01/2025 (c)	500,000	452,500
Staples, Inc., 144A, 7.50%, 04/15/2026 (c)	1,250,000	1,104,688
		3,186,875
Services: Business 0.7%
Solera, LLC, 144A, 10.50%, 03/01/2024 (c)	2,000,000	1,960,000

Services: Consumer 2.0%
Diebold Nixdorf, Inc., 8.50%, 04/15/2024	1,000,000	650,010
Dole Food Co., Inc., 144A, 7.25%, 06/15/2025 (c)	4,200,000	3,318,000
GEMS MENASA Cayman Ltd., 144A, (Cayman Islands), 7.13%, 07/31/2026 (c)	2,000,000	1,665,000
		5,633,010

	Principal Amount	Value (a)
Corporate Bonds (continued)
Telecommunications 6.1%
Altice Financing S.A., 144A, (Luxembourg), 7.50%, 05/15/2026 (c)	$500,000	$484,450
Altice Finco S.A., 144A, (Luxembourg), 7.63%, 02/15/2025 (c)	500,000	470,000
Altice France Holding SA, 144A, (Luxembourg), 10.50%, 05/15/2027 (c)	1,000,000	1,055,000
Altice France S.A., 144A, (France), 7.38%, 05/01/2026 (c)	3,235,000	3,211,223
Altice France S.A., 144A, (France), 8.13%, 02/01/2027 (c)	769,000	801,682
Embarq Corp., 8.00%, 06/01/2036	4,000,000	3,960,000
Qwest Corp., 6.75%, 12/01/2021	1,750,000	1,813,525
Sprint Corp., 7.63%, 03/01/2026	1,425,000	1,612,815
T-Mobile USA, Inc., 6.38%, 03/01/2025	1,885,000	1,925,113
T-Mobile USA, Inc., 6.50%, 01/15/2026	1,500,000	1,575,000
		16,908,808
Transportation: Cargo 1.1%
FedEx Corp., 4.95%, 10/17/2048	750,000	732,936
XPO Logistics, Inc., 144A, 6.75%, 08/15/2024 (c)	2,500,000	2,444,500
		3,177,436
Utilities: Electric 2.0%
Edison International, 4.95%, 04/15/2025 (f)	250,000	253,675
NRG Energy, Inc., 7.25%, 05/15/2026	5,000,000	5,237,500
		5,491,175
Wholesale 0.4%
Builders FirstSource, Inc., 144A, 6.75%, 06/01/2027 (c)	1,072,000	1,050,560
Total Corporate Bonds (Cost: $185,713,829)		163,073,594

Collateralized Loan Obligations 40.9% (c)(f)(g)
Collateralized Loan Obligations - Debt 31.3% (d)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 7.57%, 04/30/2031	2,000,000	1,140,000
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 9.72%, 04/30/2031	500,000	330,564
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.14%, 07/25/2029	1,250,000	902,535
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 7.29%, 04/25/2031	3,000,000	1,854,351
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 5.70%, 7.54%, 07/16/2031	2,000,000	1,241,648
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 10.54%, 07/16/2031	850,000	463,250
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 9.69%, 11/27/2031	1,550,000	1,014,058
Bain Capital Credit CLO 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 9.52%, 04/18/2033	3,000,000	2,012,280
Bain Capital Credit CLO, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 8.87%, 01/15/2029	2,000,000	1,464,642
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 7.58%, 07/15/2031	750,000	462,911
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 7.82%, 04/20/2031	3,000,000	1,816,941
CBAM, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.50%, 8.34%, 10/17/2029	3,000,000	2,045,157
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 8.19%, 10/17/2030	2,000,000	1,317,604
CIFC Funding 2015-II, Ltd., (Cayman Islands), 3M LIBOR + 6.81%, 8.19%, 04/15/2030	1,500,000	1,044,420
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 8.16%, 10/23/2031	2,000,000	1,220,102
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.17%, 04/20/2030	3,875,000	2,726,605
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 7.73%, 04/15/2031	5,000,000	3,151,450
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 7.37%, 04/15/2029	2,000,000	1,307,434
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 7.44%, 08/15/2031	3,000,000	1,863,147
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 7.68%, 10/15/2030	3,000,000	1,811,526
Dryden 68 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 8.58%, 07/15/2032	1,250,000	821,295
Goldentree Loan Opportunities X, Ltd., (Cayman Islands), 3M LIBOR + 5.65%, 7.47%, 07/20/2031	1,750,000	1,102,423
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 10.07%, 10/20/2029	2,250,000	1,497,530
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 9.16%, 01/28/2030	2,000,000	880,000
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 7.55%, 07/22/2031	1,200,000	734,797
INGIM, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 7.72%, 10/18/2031	2,750,000	1,691,041
KKR CLO 15, Ltd., (Cayman Islands), 3M LIBOR + 6.44%, 8.26%, 01/18/2032	3,000,000	1,803,516
LCM 30, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 8.77%, 04/20/2031	1,200,000	814,018

	Principal Amount	Value (a)
Collateralized Loan Obligations (c)(f)(g) (continued)
Collateralized Loan Obligations - Debt (d) (continued)
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 7.83%, 10/15/2031	$3,750,000	$2,189,351
LCM XXIII, LP, (Cayman Islands), 3M LIBOR + 7.05%, 8.87%, 10/20/2029	3,000,000	1,995,288
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 9.57%, 10/22/2030	2,500,000	1,607,062
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 8.28%, 07/29/2030	1,500,000	998,262
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 7.10%, 8.90%, 01/22/2031	3,000,000	2,016,375
Marble Point CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.53%, 8.35%, 01/20/2032	2,500,000	1,604,085
Mariner CLO, LLC 2019 1A E, (Cayman Islands), 3M LIBOR + 6.89%, 8.66%, 04/30/2032	1,000,000	657,544
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 6.53%, 06/15/2031	2,000,000	1,229,370
Oaktree CLO, Ltd. 2014-1, (Cayman Islands), 3M LIBOR + 6.30%, 8.01%, 05/13/2029	5,000,000	3,335,715
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 8.60%, 04/15/2031	2,000,000	1,258,954
Oaktree CLO, Ltd. 2019-4, (Cayman Islands), 3M LIBOR + 7.23%, 9.15%, 10/20/2032	1,500,000	1,001,834
Octagon Investment Partners XV, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 8.82%, 07/19/2030	1,500,000	1,028,457
Octagon Investment Partners XXI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 8.70%, 02/14/2031	2,075,000	1,366,736
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 7.50%, 9.20%, 11/20/2027	2,850,000	2,181,706
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 9.72%, 01/20/2032	2,750,000	1,230,625
OHA Credit Partners XII, Ltd., (Cayman Islands), 3M LIBOR + 5.45%, 7.26%, 07/23/2030	1,500,000	937,220
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 8.77%, 10/30/2030	2,750,000	1,848,374
OZLM XXIII, Ltd. 2019-23A, (Cayman Islands), 3M LIBOR + 6.80%, 8.63%, 04/15/2032	1,750,000	1,164,517
Silver Creek CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 8.22%, 07/20/2030	1,000,000	689,932
Steele Creek CLO, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 8.85%, 10.55%, 05/21/2029	3,000,000	1,762,362
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR + 5.75%, 6.49%, 06/15/2031	3,000,000	1,586,244
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.60%, 8.38%, 01/29/2032	3,000,000	1,853,514
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 8.28%, 07/15/2030	2,100,000	1,373,885
Venture XXIV CLO, Ltd. 2016-24A, (Cayman Islands), 3M LIBOR + 6.72%, 8.54%, 10/20/2028	700,000	512,670
Venture XXVI CLO, Ltd. 2017-26A, (Cayman Islands), 3M LIBOR + 6.80%, 8.62%, 01/20/2029	1,000,000	680,001
Venture XXVII CLO, Ltd. 2017-27A, (Cayman Islands), 3M LIBOR + 6.35%, 8.17%, 07/20/2030	2,025,000	1,308,950
Venture XXVIII CLO, Ltd. 2017-28A, (Cayman Islands), 3M LIBOR + 6.16%, 7.98%, 10/20/2029	4,000,000	2,632,932
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 8.74%, 04/20/2032	2,000,000	1,276,492
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 8.01%, 10/20/2031	3,000,000	1,890,027
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.02%, 10/20/2031	3,000,000	1,833,591
Voya CLO, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.02%, 07/20/2030	2,390,000	1,577,053
Wellfleet CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.75%, 8.57%, 10/20/2029	2,000,000	1,391,572
		86,555,945
Collateralized Loan Obligations - Equity 9.6%
Allegro CLO, Ltd. 2017-1A, (Cayman Islands), 8.97%, 10/16/2030 (i)	2,000,000	700,000
Allegro CLO VIII, Ltd., (Cayman Islands), 15.47%, 07/15/2031	3,500,000	1,635,697
AMMC CLO XXI, Ltd., (Cayman Islands), 10.64%, 11/02/2030	500,000	261,413
Atlas Senior Loan Fund III, Ltd., (Cayman Islands), 9.70%, 11/17/2027	1,800,000	180,000
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 12.67%, 04/15/2032	1,000,000	479,991
Carlyle Global Market Strategies CLO, Ltd. 2013-4, (Cayman Islands), 24.74%, 01/15/2031	1,259,000	360,147
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 10.69%, 07/20/2029	1,750,000	384,087
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 12.64%, 10/15/2030	3,222,500	1,448,779
Cedar Funding CLO IV, Ltd., (Cayman Islands), 20.52%, 07/23/2030	2,500,000	1,056,780
Cedar Funding CLO V, Ltd., (Cayman Islands), 15.24%, 07/17/2031	2,546,000	1,193,585
Cedar Funding CLO VI, Ltd., (Cayman Islands), 18.73%, 10/20/2028	2,000,000	890,982
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 10.25%, 10/17/2030	2,000,000	881,270
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 12.91%, 01/20/2030 (i)	2,000,000	1,000,000
Dryden 57 Senior Loan Fund, (Cayman Islands), 16.23%, 05/15/2031	573,500	374,082
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 9.83%, 06/25/2029	1,750,000	350,000
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 20.82%, 07/22/2031	3,500,000	1,964,945
LCM XIII, LP, (Cayman Islands), 9.68%, 07/19/2027	2,175,000	496,111
LCM XV, LP, (Cayman Islands), 16.60%, 07/20/2030	5,875,000	1,270,060
LCM XXIII, LP, (Cayman Islands), 5.14%, 10/20/2029 (i)	3,100,000	682,000
Madison Park Funding XII, Ltd., (Cayman Islands), 15.45%, 07/20/2026	4,000,000	267,992
Madison Park Funding XXXI, Ltd., (Cayman Islands), 13.79%, 01/23/2048	2,000,000	1,211,746

	Principal Amount	Value (a)
Collateralized Loan Obligations (c)(f)(g) (continued)
Collateralized Loan Obligations - Equity (continued)
Mariner CLO, Ltd. 2018-5, (Cayman Islands), 12.57%, 04/25/2031	$2,567,500	$1,309,299
Oaktree CLO, Ltd. 2015-1A, (Cayman Islands), 21.39%, 10/20/2027	4,000,000	1,093,228
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 13.78%, 10/20/2030	4,250,000	1,971,717
OHA Credit Partners VII, Ltd., (Cayman Islands), 7.66%, 11/20/2027	2,000,000	547,972
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 12.09%, 11/22/2030	2,440,000	896,967
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 13.50%, 01/20/2031	1,750,000	602,107
Venture XXX CLO, Ltd., (Cayman Islands), 15.70%, 01/15/2031	2,100,000	931,896
Vibrant CLO VI, Ltd., (Cayman Islands), 9.34%, 06/20/2029	1,500,000	479,446
Voya CLO, Ltd. 2017-2, (Cayman Islands), 10.22%, 06/07/2030 (i)	1,000,000	300,000
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 15.68%, 01/20/2032 (i)	3,000,000	1,440,000
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500,000	44,144
		26,706,443
Total Collateralized Loan Obligations (Cost: $185,356,274)		113,262,388

	Shares
Common Stocks 0.0% (c)(f)(h)(i)
Energy: Oil & Gas 0.0%
TE Holdcorp, LLC, Class A Common Equity	145,457	—
Total Common Stocks (Cost: $5,396,474)		—

Warrants 0.0% (c)(f)(h)(i)
Media: Advertising, Printing & Publishing 0.0%
Affinion Holdings, (Common)	7,874	—
Total Warrants (Cost: $3,922,355)		—

Preferred Stocks 0.0% (c)(f)(h)(i)
Energy: Oil & Gas 0.0%
TE Holdcorp, LLC, Class A Preferred Equity	254,588	—

Total Preferred Stocks (Cost: $2,210,245)		—

Total Investments - 128.5% (Cost: $473,121,223)		$355,346,921
Liabilities in Excess of Other Assets - (28.5%)		(78,890,317)
Net Assets - 100.0%		$276,456,604

Footnotes:

(a)	Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.
(b)

Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR”) or an alternate base rate such as the Euro Interbank Offered Rate (“EURIBOR”). Stated interest rates in this schedule represents the “all-in” rate as of March 31, 2020.

(c)

All of Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) Senior Loans, Collateralized Loan Obligations, Common Stock, Preferred Stocks, Warrants and Corporate Bonds issued as 144A, which as of March 31, 2020 represented 102.4% of the Fund’s net assets or 70.8% of the Fund’s total assets, are subject to legal restrictions on sales.

(d)	Variable rate coupon rate shown as of March 31, 2020.
(e)

This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(f)	Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).
(g)	Collateralized Loan Obligations are all issued as 144A securities.
(h)	Non-income producing security as of March 31, 2020.
(i)	Security valued at fair value using methods determined in good faith or under the direction of the board of trustees.

As of March 31, 2020, the aggregate cost of securities for Federal income tax purposes was $473,634,517.

Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$714,575
Gross unrealized depreciation	(119,002,171)
Net unrealized depreciation	$(118,287,596)

Abbreviations:

144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Currencies:

€	Euro Currency
$	U.S. Dollars

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments

As of March 31, 2020 (Unaudited)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) (“ARDC” or “Fund”) is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (“the Code”), as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the “Adviser”) was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund’s investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans (“Senior Loans”) made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds (“Corporate Bonds”) that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations (“CLOs”) and other asset-backed securities. The Fund’s investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund’s portfolio. As of March 31, 2020 and under normal market conditions, the Fund will not invest more than (i) 40% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 10% of its Managed Assets in subordinated (or residual) tranches of CLO securities. On May 11, 2020, the Fund filed a notice with the SEC updating its investment policy to state that the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities, which will take effect 60 days after the date of filing. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying Schedule of investments has been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the  Schedule of investments. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value. See Note 3 for more information on the Fund’s valuation process.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind (“PIK”) provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments and recorded as interest income. The PIK interest added to the principal balance is generally collected upon repayment of the outstanding principal. All interest for the period ended March 31, 2020 was recorded as cash.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest, the accretion of discounts, and amortization of premiums.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (Continued)

As of March 31, 2020 (Unaudited)

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund’s current cash balance exceeds insurance limits, the risk of loss is remote.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the  financial statements and reflected as an adjustment to the fair value of the related security in the  Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of March 31, 2020, there were no unfunded loan commitments.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (Continued)

As of March 31, 2020 (Unaudited)

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly.

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund’s valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund’s investments are trading (or any markets it evaluates in which securities with similar attributes are trading), in determining fair value. The Fund’s valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund’s portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debts: The fair value of senior loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (Continued)

As of March 31, 2020 (Unaudited)

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common Stocks and warrants: The fair value of common stocks and warrants are estimated using either broker quotes or an analysis of the enterprise value (“EV”) of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of March 31, 2020 in valuing the Fund’s investments carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Senior Loans	—	$53,098,237	$25,912,702	$79,010,939
Corporate Bonds	—	160,365,344	2,708,250	163,073,594
Collateralized Loan Obligations	—	—	113,262,388	113,262,388
Common Stocks	—	—	—	—
Preferred Stocks	—	—	—	—
Warrants	—	—	—	—
Total Investments	—	$213,463,581	$141,883,340	$355,346,921

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended March 31, 2020:

	Senior Loans	Corporate Bonds	Collateralized Loan Obligations	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of December 31, 2019	$15,596,819	$—	$179,580,301	$—	$—	—	$195,177,120
Purchases (a)	9,735,693	249,422	4,320,000	—	—	—	14,305,115
Sales (b)	(10,707,154)	—	(8,611,876)	—	—	—	(19,319,030)
Net realized and unrealized gains	(2,475,323)	4,253	(62,071,186)	—	—	—	(64,542,256)
Accrued discounts/ (premiums)	8,274	—	45,149	—	—	—	53,423
Transfers in to Level 3	15,363,341	2,454,575	—	—	—	—	17,817,916
Transfers out of Level 3	(1,608,948)	—	—	—	—	—	(1,608,948)
Balance as of March 31, 2020	$25,912,702	$2,708,250	$113,262,388	$—	$—	—	$141,883,340
Net change in unrealized appreciation/ (depreciation) from investments held at March 31, 2020	$(1,549,948)	$4,253	$(60,762,374)	$—	$—	—	$(62,308,069)

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

Investments were transferred into and out of Level 3 and out of and into Level 2 during the period ended March 31, 2020 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (Continued)

As of March 31, 2020 (Unaudited)

The valuation techniques used by the Adviser to measure fair value as of March 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund’s Level 3 securities are outlined in the table below.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Assets
Investments in securities
Senior Loans	$25,912,702	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Corporate Bonds	2,708,250	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Collateralized Loan Obligations	109,140,388	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Collateralized Loan Obligations	4,122,000	Yield Analysis	Market Yield	17% - 30%	17% - 30%
Common Stocks	—	Enterprise Value Analysis - Adjusted NAV	IOI	N/A	N/A
Preferred Stocks	—	Enterprise Value Analysis - Adjusted NAV	IOI	N/A	N/A
Warrants	—	Enterprise Value Analysis - Adjusted NAV	EBITA	10x	10x
Total Level 3 Investments	$141,883,340